UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2011

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA		19341
(Address of Principal Executive Offices)		(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On December 6, 2011, ViroPharma Incorporated and Halozyme Therapeutics announced preliminary data from ViroPharma’s open-label, multiple dose Phase 2 clinical trial designed to evaluate the safety, pharmacokinetics and pharmacodynamics of subcutaneous administration of Cinryze® (C1esterase inhibitor [human)] in combination with Halozyme’s Enhanze™ technology, a proprietary drug delivery platform using Halozyme’s recombinant human hyaluronidase enzyme (rHuPH20), in subjects with hereditary angioedema (HAE), a rare, debilitating and potentially fatal genetic disease.

The full text of a press release issued by the Company in connection with the announcement is set forth as Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description
	99.1	Press release dated December 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: December 6, 2011	By:	/s/ J. Peter Wolf J. Peter Wolf Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description
99.1	Press release date December 6, 2011.